Exhibit 99.3

                            JOINT FILERS' SIGNATURES


WARBURG PINCUS IX, LLC

By:  Warburg Pincus Partners, LLC, its Sole Member,
  By:  Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare                               Date: October 16, 2006
    -----------------------------------------------         --------------------
    Name:   Scott A. Arenare
    Title:  Partner

WARBURG PINCUS PARTNERS, LLC

By:  Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare                               Date: October 16, 2006
    -----------------------------------------------         --------------------
    Name:   Scott A. Arenare
    Title:  Partner


WARBURG PINCUS LLC

By: /s/ Scott A. Arenare                               Date: October 16, 2006
    -----------------------------------------------         --------------------
    Name:   Scott A. Arenare
    Title:  Managing Director

WARBURG PINCUS & CO.

By: /s/ Scott A. Arenare                               Date: October 16, 2006
    -----------------------------------------------         --------------------
    Name:   Scott A. Arenare
    Title:  Partner



By: /s/ Scott A. Arenare                               Date: October 16, 2006
    -----------------------------------------------         --------------------
    Name:   Charles R. Kaye
    By:     Scott A. Arenare, Attorney-in-Fact*


    By: /s/ Scott A. Arenare                           Date: October 16, 2006
    -----------------------------------------------         --------------------
    Name:   Joseph P. Landy
    By:     Scott A. Arenare, Attorney-in-Fact*


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* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March
2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.


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